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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 12, 2003

                            PLASTIPAK HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                    333-73552                     38-2418126
-------------------------------------------------------------------------------
  (State or other               (Commission                  (IRS Employer
  jurisdiction of               File Number)               Identification No.)
   incorporation)


                  9135 General Court, Plymouth, Michigan 48170
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (734) 455-3600
                                 --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5. Other Events and Required FD Disclosure.


         Plastipak Holdings, Inc. yesterday issued the press release attached as an exhibit to this Form 8-K Report.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  Plastipak Holdings, Inc.



Dated:  August 13, 2003           By:  /s/ Michael J. Plotzke
                                       ----------------------
                                       Michael J. Plotzke
                                         Treasurer and Chief Financial Officer





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                                  EXHIBIT INDEX


EXHIBIT NO.                EXHIBIT DESCRIPTION

99.1                       Press release dated August 12, 2003






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